SUPPLEMENT TO FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL EQUITY FUNDS DECEMBER 30, 1997 PROSPECTUS
   Effective July 1, 1998, the following information replaces similar information found in The Funds at a Glance section under the heading "International Growth & Income Fund" on page P-3:
       STRATEGY:    Invests mainly in equity securities of foreign
companies that pay current dividends and show potential for capital appreciation.
The following information replaces similar information found in the Charter section under the heading "FMR and Its Affiliates" on page P-15:
William Bower manages International Growth & Income, which he has managed since May 1998. Previously, he managed another Fidelity fund. Mr. Bower joined Fidelity as an analyst in 1994, after receiving his MBA from the University of Michigan.
   Effective July 1, 1998, the following information replaces similar information found in the Investment Principles and Risks section under the heading "International Growth & Income Fund" on page P-16:
       INTERNATIONAL GROWTH & INCOME FUND    seeks capital growth and
current income by investing principally in foreign securities. FMR normally invests at least 65% of the fund's total assets in these securities. The fund may also invest in U.S. issuers.
   The fund normally diversifies its investments across different countries and regions. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.
   FMR normally invests a majority of the fund's assets in equity securities, with a focus on those that pay current dividends and show potential for capital appreciation. However, the fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for future income or capital appreciation.
The following information replaces similar information found in the Securities and Investment Practices section under the heading "Illiquid and Restricted Securities" on page P-19:
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
The following information replaces similar information found in the Breakdown of Expenses section under the heading "Other Expenses" on page P-21:
Each fund has adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.